SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 7, 2003

                         Commission file number: 1-5256
                          ----------------------------

                                V.F. CORPORATION
             (Exact name of registrant as specified in its charter)

          Pennsylvania                                        23-1180120
 (State or other jurisdiction of                          (I.R.S. employer
 incorporation or organization)                         identification number)


                         105 Corporate Center Boulevard
                        Greensboro, North Carolina 27408
                    (Address of principal executive offices)

                                 (336) 424-6000
             (Registrant's telephone number, including area code)

ITEM 5 - Other Events

On July 7, 2003, V.F. Corporation ("VF") announced that it and its wholly owned subsidiary Voyager Acquisition Corporation had entered into an Agreement and Plan of Merger with Nautica Enterprises, Inc. ("Nautica") dated as of July 7, 2003 (the "Merger Agreement"), which sets forth the terms and conditions of a proposed business combination of VF and Nautica.

A copy of the Merger Agreement among VF, Nautica and Voyager Acquisition Corporation is attached hereto as Exhibit 2.1 and made a part hereof. A copy of the press release issued by VF on July 7, 2003 is attached hereto as Exhibit
99.1 and made a part hereof. A copy of the Voting Agreement among VF, Voyager Acquisition Corporation, Harvey Sanders, the Harvey Sanders Grantor Retained Income Trust and David Chu dated as of July 7, 2003 is attached hereto as
Exhibit 99.2 and made a part hereof. A copy of the Purchase Agreement among David Chu, David Chu and Company, Inc. and VF dated as of July 7, 2003 is attached hereto as Exhibit 99.3 and made a part hereof. A copy of the Employment and Consulting Agreement among David Chu, Voyager Acquisition Corporation and VF, as guarantor and third party beneficiary, dated as of July 7, 2003 is attached hereto as Exhibit 99.4 and made a part hereof.


ITEM 7 - Exhibits

Exhibit 2.1 Agreement and Plan of Merger dated as of July 7, 2003 among Nautica, VF and Voyager Acquisition Corporation (schedules and exhibits omitted).

Exhibit 99.1   Press Release dated July 7, 2003.

Exhibit 99.2 Voting Agreement dated as of July 7, 2003 among VF, Voyager Acquisition Corporation, Harvey Sanders, the Harvey Sanders Grantor Retained Income Trust and David Chu.

Exhibit 99.3 Purchase Agreement dated as of July 7, 2003 among David Chu, David Chu and Company, Inc. and VF.

Exhibit 99.4 Employment and Consulting Agreement dated as of July 7, 2003 among David Chu, Voyager Acquisition Corporation and VF, as guarantor and third party beneficiary.






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

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     V.F. CORPORATION
                                     ----------------
                                       (Registrant)


                                   By:   /s/ Robert K. Shearer
                                      -----------------------------------------
                                         Robert K. Shearer
                                         Vice President - Finance & Global
                                         Processes and Chief Financial Officer
                                         (Chief Financial Officer)

Date:  July 7, 2003









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

                                 EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION

    2.1 Agreement and Plan of Merger dated as of July 7, 2003 among Nautica, VF and Voyager Acquisition Corporation (schedules and exhibits omitted).

   99.1   Press Release dated July 7, 2003.

   99.2   Voting Agreement dated as of July 7, 2003 among VF,
          Voyager Acquisition Corporation, Harvey Sanders, the
          Harvey Sanders Grantor Retained Income Trust and
          David Chu.

   99.3 Purchase Agreement dated as of July 7, 2003 among David Chu, David Chu and
          Company, Inc. and VF.

   99.4   Employment and Consulting Agreement dated as of July 7,
          2003 among David Chu, Voyager Acquisition Corporation and VF, as guarantor and third party beneficiary.






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